                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              SAC TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

PRELIMINARY COPY

                             SAC TECHNOLOGIES, INC.
                           1285 CORPORATE CENTER DRIVE
                                  SUITE NO. 175
                             EAGAN, MINNESOTA 55121


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of SAC Technologies, Inc. (the "Company") which will be held at the offices of the Company at 1285 Corporate Center Drive, Suite No. 175, Eagan, Minnesota 55121, on Wednesday, November 3, 1999, at 1:00 P.M. C.S.T. Your Board of Directors and management look forward to personally greeting those share-holders able to attend.

         At the Meeting, shareholders will be asked to elect five (5) directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, approve amendments to the Company's Amended and Restated Articles of Incorporation ("Articles of Incorporation") to increase the number of shares of Common Stock the Company is authorized to issue from 20,000,000 to 50,000,000 shares and to change the Company's name to IDME, Inc., ratify the appointment of Divine, Scherzer & Brody, Ltd. to serve as the Company's independent auditors for the fiscal year ending December 31, 1999 and to act upon such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

         Your Board of Directors recommends a vote FOR the election of all directors, FOR both amendments to the Company's Articles of Incorporation and FOR ratification of the appointment of Divine, Scherzer & Brody, Ltd. as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         We wish to thank our shareholders for their participation and support.

                                                    Sincerely,


                                                    /s/Barry M. Wendt
                                                    ---------------------------
                                                    Barry M. Wendt
                                                    Chairman of the Board
                                                    and Chief Executive Officer

PRELIMINARY COPY

                             SAC TECHNOLOGIES, INC.
                   1285 CORPORATE CENTER DRIVE, SUITE NO. 175
                             EAGAN, MINNESOTA 55121

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               October 1, 1999

TO THE SHAREHOLDERS OF SAC TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Meeting") of SAC Technologies, Inc., a Minnesota corporation (the "Company"), will be held on Wednesday, November 3, 1999 at the offices of the Company at 1285 Corporate Center Drive, Suite No. 175 Eagan, Minnesota 55121 at 1:00 p.m. C.S.T for the following purposes:

                  (1) To elect five (5) directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

                  (2) To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 20,000,000 to 50,000,000 shares;

                  (3) To approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to IDME, Inc.;

                  (4) To ratify the appointment of Divine, Scherzer & Brody, Ltd. to serve as the Company's independent auditors for the fiscal year ending December 31, 1999; and

                  (5) To act upon such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

         A copy of the Company's Annual Report for the year ended December 31, 1998 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         Only shareholders of record as of the close of business on September 6, 1999 are entitled to notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

        All shareholders are cordially invited to attend the Meeting. To assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                            By Order of the Board of Directors,

                                            /s/ Benedict A. Wittig
                                            ---------------------------
                                            Benedict A. Wittig
                                            Secretary
Edina, Minnesota
Dated:  October 1, 1999

                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                  RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

PRELIMINARY COPY

                             SAC TECHNOLOGIES, INC.

                   1285 CORPORATE CENTER DRIVE, SUITE NO. 175
                             EAGAN, MINNESOTA 55121
                       ----------------------------------

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON NOVEMBER 3, 1999 AT 1:00 P.M. CST

         The enclosed proxy is solicited by the Board of Directors of SAC Technologies, Inc., a Minnesota corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Wednesday, November 3, 1999 at the offices of the Company at 1285 Corporate Center Drive, Suite No. 175, Eagan, Minnesota 55121 at 1:00 p.m. C.S.T., and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed form of proxy are furnished in connection with this proxy solicitation and are first being mailed to shareholders entitled to vote at the Meeting on or about October 1, 1999.

RECORD DATE AND SHARE OWNERSHIP

         The voting securities of the Company consist of shares of its common stock, $.01 par value per share ("Common Stock"). Stockholders of record at the close of business on September 6, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting or any postponement(s) or adjournment(s) thereof. At the Record Date, 8,599,751 shares of Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

         The execution of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the vote at the Meeting by filing with the Chief Financial Officer of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy. Any written notice or proxy revoking a proxy should be sent to SAC Technologies, Inc., 1285 Corporate Center Drive, Suite No. 175, Eagan, Minnesota 55121, Attention: Secretary.

ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, in substantially the form filed with the Securities and Exchange Commission, is enclosed herewith. No material contained in the Annual Report is to be considered part of the proxy solicitation material.

         The mailing address of the Company's executive office is 1285 Corporate Center Drive, Suite No. 175, Eagan, Minnesota 55121.

VOTING AND SOLICITATION

         Each share of Common Stock is entitled to one vote. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting. Nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the amendments to the Company's Amended and Restated Articles of Incorporation ("Articles of Incorporation") to increase the number of shares of Common Stock the Company is authorized to issue from 20,000,000 to 50,000,000 shares and to charge the Company's name to IDME, Inc. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Meeting in person or by proxy is required to ratify the appointment of Divine Scherzer & Brody, Ltd. to serve as independent auditors for the Company.

         Proxies which are validly executed by shareholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors in the discretion of the proxy holder as to any other business that properly comes before the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR the election of all directors, FOR both amendments to the Company's Articles of Incorporation and FOR the ratification of Divine Scherzer & Brody, Ltd. to serve as independent auditors for the Company.

         The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees, directors and officers of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         As of the Record Date of the Meeting, there were 8,599,751 shares of common stock outstanding. The Company's bylaws (the "Bylaws") provide that the shareholders holding a majority of the shares entitled to vote on the Record Date, or 4,299,876 shares, must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum. Since the vote required to ratify the appointment of the Company's auditors is the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Meeting, and the vote necessary to approve the amendments to the Article of Incorporation is a majority of the outstanding shares of Common Stock, abstentions and broker non-votes have the effect of negative votes with respect to these proposals. Since nominees receiving a plurality of the votes cast will be elected as directors, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

         Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Meeting or any adjournment thereof.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall not be less than four nor more than seven. The Bylaws of the Company also provide that each director elected by the shareholders shall serve an indefinite term not in excess of five years until such director's successor is duly elected and qualified. The Board of Directors currently consists of the following members: Barry M. Wendt, Gary
E. Wendt, Benedict A. Wittig, Dr. Lonnie L. Hammargren and Jeffrey R. Brown, each of whom has been nominated for election to the Board of Directors for an additional one year term until the Company's next annual meeting. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

         Unless otherwise specified, each properly executed proxy will be voted for the election of Barry M. Wendt, Gary E. Wendt, Benedict A. Wittig, Dr. Lonnie L. Hammargren and Jeffrey R. Brown, to serve as directors for a one (1) year term or until their successors are duly elected and qualified unless one or more of such nominees should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.

         The following sets forth certain information about each of the nominees for director and their current positions with the Company. The Common Stock ownership of each nominee for director is provided under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

DIRECTORS

                                                                                                                 DIRECTOR SINCE
NAME                                                AGE       POSITIONS HELD

Barry M. Wendt                                      51        Chief Executive Officer,
                                                              Chairman of the Board of Directors                      1993

Gary E. Wendt (1)                                   57        Chief Financial Officer, Director                   1993

Benedict A. Wittig                                  56        Secretary, Director of Systems Software,
                                                              Director                                                1993

Dr. Lonnie L. Hammargren (1)(2)                     61        Director                                                1998

Jeffrey R. Brown (1)(2)                             50        Director                                                1999

(1)      Member of the Compensation Committee
(2)      Member of the Audit Committee

         BARRY M. WENDT has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in 1993. Mr. Wendt manages the Company's engineering and marketing initiatives. From 1993 to 1994, Mr. Wendt also acted as the part-time and temporary Chief Executive Officer of Esprit Technologies, Inc., a computer manufacturer which produced high speed PCs marketed primarily to government and industry in the Midwestern United States. From 1988 to 1995, Mr. Wendt worked for, and from 1992 to 1995, was the CEO of The Technology Congress, Ltd., a service bureau which supported primarily Fortune 500 companies in CAD/CAM/CAE laser plotting, scanning, and electrical testing, with an emphasis on photo-tooling for the fabrication industry. The Technology Congress, Ltd. filed for protection under Chapter 11 of the United States Bankruptcy Code in August, 1994 and was ultimately liquidated under Chapter 7 of the Bankruptcy Code in July, 1995. From 1985 to 1988, Mr. Wendt was the President and owner of BMW Research, a sole proprietorship specializing in the independent research and development of contract design of electronic products. Mr. Wendt was President of Custom Computer Systems, Inc., a company specializing in the design, manufacture, and sale of small business computer systems. Mr. Wendt received a Bachelor of Science degree in Electronic Engineering from Florida International University, a diploma in RF and Consumer electronic systems from the De Vry Institute of Technology, and an Associate of Science in Electronic Engineering from Gulf Coast Community College. Mr. Wendt is the brother of Gary E. Wendt, Chief Financial Officer and a Director of the Company.

         GARY E. WENDT has served as the Chief Financial Officer and a Director of the Company since its inception in 1993. Mr. Wendt has primary responsibility for the Company's financial reports and administers accounting operations. From 1993 to 1994, Mr. Wendt was Treasurer and Chief Financial Officer of Esprit Technologies, Inc., a computer manufacturer which produced high speed PCs marketed primarily to government and industry in the Midwestern United States. From 1988 to 1995, he was Secretary-Treasurer and Chief Financial Officer of The Technology Congress, Ltd. which filed for protection under Chapter 11 of the United States Bankruptcy Code in August, 1994 and was ultimately liquidated under Chapter 7 of the Bankruptcy Code in July, 1995. From 1979 to1985, Mr. Wendt was a systems analyst for Custom Computer Systems, Inc. Mr. Wendt attended Metropolitan State University, North Hennepin Community College, and the Academy of Accountancy where he was certified in public accounting. Mr. Wendt is not a Certified Public Accountant. Mr. Wendt is the brother of Barry M. Wendt, Chief Executive Officer and Chairman of the Board of the Company.

         BENEDICT A. WITTIG has served as Director of Systems Software, Secretary and a Director of the Company since its inception in 1993. Mr. Wittig manages all software projects and software development undertaken by the Company. From 1993 to 1994, Mr. Wittig was a Systems Software Manager for Esprit Technologies, Inc., a computer manufacturer which produced high speed PCs and marketed primarily to government and industry in the Midwestern United States. From 1983 to 1993, Mr. Wittig was an independent software developer specializing in software systems for processor controlled hardware. Prior to 1983, he worked as Staff Systems Programmer for Northern Telecom, Inc. and as Diagnostic Programmer for Control Data Corporation. Mr. Wittig received both a Master of Science in Electronic Engineering and a Bachelor of Science in Electronic Engineering from the University of Missouri.

         LONNIE L. HAMMARGREN, M.D. has served as a director of the Company since November 12, 1998. Dr. Hammargren served as the Lieutenant Governor of the State of Nevada from 1994 through 1998 and is currently a physician/surgeon specializing in neurosurgery. His elected offices include the Nevada State Board of Education and the University Board of Regents. Dr. Hammargren is a board certified diplomat of the American Board of Neurological Surgery and is the only neurosurgeon in Nevada to be elected to the Pediatric Section of the American Association of Neurological Surgery. He graduated from the University of Minnesota and holds a Bachelor of Science Degree, Master of Arts, Medical Doctor, Master of Science, Neurosurgery, internship, State University of New York, and neurosurgery residency, Mayo Clinic. Dr. Hammargren has also served in the Vietnam War and was a flight surgeon for astronauts at the NASA Manned Space Craft Center.

         JEFFREY R. BROWN has served as director of the Company since September, 1999. Mr. Brown currently serves as managing director for Chancellor Media Group, a division of AmFm Media. From 1995 to 1999, Mr. Brown served as a marketing, promotion and sponsorship consultant for such clients as Signature Sports, Born Information Services and the JC Penney Company. As Senior Vice President Business Development for Gage Marketing Group, LLC between 1992 and 1995, Mr. Brown represented clients such as Proctor and Gamble, Paramount, RJ Reynolds, and Frito Lay. As a founding partner of the Sniglet Group, Inc. from 1986 to 1992, his clients included AT&T, Intel, Tandem Computers and Whirlpool. From 1981 to 1985, Mr.

Brown served as Director of Marketing, Macintosh for Apple Computer Corporation where he was involved in the introduction of the Macintosh computer.

DIRECTORS' TERMS OF OFFICE

         Each of Messrs. Barry Wendt, Gary Wendt and Benedict Wittig were elected as directors at the Company's 1998 Annual Meeting of Shareholders to hold office for a term of one (1) year until their successors are duly elected and qualified. Each of Dr. Hammargren and Jeffrey Brown was appointed by the Board of Directors to fill vacancies created by resignations or increases in the size of the Board to serve until the next Annual Meeting of Shareholders until their respective successors are duly elected and qualified.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has an Audit Committee and a Compensation Committee.

         The Audit Committee was formed in October 1997 and is responsible for meeting with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommending to the Board of Directors the independent auditors to be retained and receiving and considering the accountants' comments as to internal controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met three (3) times during the year ended December 31, 1998. The members of the Audit Committee are Dr. Lonnie Hammargren and Jeffrey R. Brown.

         The Compensation Committee was formed in October 1997 and is responsible for reviewing and recommending to the Board of Directors the compensation and benefits of all officers of the Company and reviewing general policy relating to compensation and benefits of employees of the Company. The Compensation Committee did not meet during the year ended December 31, 1998. The members of the Compensation Committee are Gary E. Wendt, Dr. Lonnie Hammargren and Jeffrey R. Brown.

MEETINGS OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1998, the Board of Directors held five (5) meetings. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and
(2) the total number of meetings of the committees of which the director was a member.

EXECUTIVE OFFICERS

         The following sets forth certain information about each executive officer of the Company who does not also serve as a director of the Company.

         RONALD A. BURGMEIER has served as Vice President of Finance since April 16, 1997. Mr. Burgmeier is a certified public accountant and handles the Company's securities reporting requirements. From 1993 to 1997, Mr. Burgmeier served as an Audit and Accounting Manager at Divine, Scherzer & Brody, Ltd., a certified public accounting firm. He received his Bachelor of Science degree in accounting and management from Saint Mary's University of Winona, Minnesota.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Such officers, directors and ten percent (10%) stockholders are also required by applicable SEC rules to furnish the Company with copies of all forms filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on its review of the copies of such forms received by it, or written representations from such persons that no other reports were required for such persons, the Company believes that during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent (10%) stockholders were satisfied in a timely fashion.

           EXECUTIVE COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table provides certain summary information for the fiscal years ended December 31, 1998, 1997 and 1996 concerning executive compensation paid or accrued by the Company to or for the benefit of the Company's Chief Executive Officer and its other named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM
                                                               ANNUAL COMPENSATION                COMPENSATION
                                                               -------------------              ---------------
                                              FISCAL                                               ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR           SALARY           BONUS            COMPENSATION(1)
---------------------------                   ------        -----------     -----------         ---------------
Barry M. Wendt                                 1998            $173,442             --              $5,530
Chief Executive Officer                        1997             161,642        $20,000               4,742
                                               1996              97,672             --               7,614

Benedict A. Wittig                             1998            $143,646             --              $5,098
Secretary, Director of                         1997             130,599        $15,000               4,345
Systems Software                               1996              76,823             --                  --

Richard T. Fiskum (2)                          1998            $157,407             --              $5,926
President                                      1997             141,848        $15,000               5,111
                                               1996              55,575             --                  --

Gary E. Wendt                                  1998            $113,554             --              $5,470
Chief Financial Officer                        1997              99,753        $15,000               4,688
                                               1996              46,245             --                  --

-----------------
(1)      Consists of (i) group health insurance premiums and (ii) a vehicle allowance.
(2)      Mr. Fiskum resigned his position with the Company effective April 21,
         1999

EMPLOYMENT AGREEMENTS

         On May 10, 1996, the Company entered into five-year employment agreements with Barry M. Wendt, Chief Executive Officer; Benedict A Wittig, Director of Systems Software; and Gary E. Wendt, Chief Financial Officer. The terms of the employment agreements for each of the above individuals are substantially the same, with differences only as to base salary. The agreements provide for a base salary subject to an annual increase by the Board of Directors and a bonus payable at the discretion of the Board of Directors based on gross revenues and net income.

         Each officer may be terminated only for "cause" as that term is defined in the employment agreements. The employment agreements also contain confidentiality obligations and incorporate a Non-Competition Letter. The Non-Competition Letter prohibits each officer from competing with the Company for a period of three (3) years if the Company terminates the employment for cause, and a period of two (2) years if any individual voluntarily terminates employment. In the event of a termination without cause, or a "constructive termination", which is defined to include an adverse change in the officer's status or position in the Company, a reduction of the officer's base salary other than for austerity purposes or breach by the Company of any of its other contractual obligations for other than austerity reasons, the officer's non-competition obligations lapse and the officer will receive severance in an amount equal to his base salary for the greater of (x) the number of years or portions thereof remaining between the date of termination and December 31, 2001 and (y) two
(2) years. Except as may be prohibited by law, during the term of the employment agreements, each of the officers are obligated to disclose and assign to the Company all ideas, inventions and business plans developed by each of them in the course of their employment which relate directly or indirectly to the Company's business.

         In April 1997, the Company hired Ronald A. Burgmeier to serve as Vice President of Finance on an at-will basis at an annual base salary of $70,000. In connection with his employment, the Company granted Mr. Burgmeier a nonqualified stock option to purchase 40,000 shares of Common Stock which vests 5% on July 16, 1997, and 5% each quarter thereafter, such that on April 16, 1998, 20% of such option is vested. Thereafter, the option vests 20% annually on each April 16. The option expires in April 2004. Mr. Burgmeier also executed a Non-Competition Letter which prohibits Mr. Burgmeier from competing with the Company for a period of two (2) years after the termination of his employment with the Company. Except as may be prohibited by law, during the term of his employment, Mr. Burgmeier is obligated to disclose and assign to the Company all ideas, inventions and business plans developed by Mr. Burgmeier during the course of his employment which relate directly or indirectly to the Company's business.

1996 STOCK OPTION PLAN

         The Company's Board of Directors and shareholders adopted the 1996 Stock Option Plan on May 1, 1996 (as amended to date, the "1996 Plan"). The 1996 Plan provides for the reservation of 750,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted to employees, officers, directors and consultants of the Company, and permits granting both incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and options which do not qualify as incentive stock options ("nonqualified stock options"). As of the date of this Proxy Statement, options to purchase 750,000 shares of common stock have been issued.

         Options issued under the 1996 Plan are intended to comply with the requirements of Rule 16b-3 under the Exchange Act. The Company recently amended the 1996 Plan in order to conform with current SEC Rule 16b-3 to provide for the 1996 Plan to be administered by the full Board of Directors or a duly appointed committee consisting exclusively of two (2) or more non-employee directors (the "Plan Administrator"). The Plan Administrator, by action of a majority of its members, has the authority to establish rules for administering and interpreting the 1996 Plan. The Plan Administrator has the authority to select individuals to whom awards are granted and the timing of such awards;
to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the 1996 Plan; and to make all other determinations necessary or advisable for administering the 1996 Plan. The Plan
Administrator is under no duty to provide terms of certain duration for options granted under the 1996 Plan, but the term of an incentive stock option may not extend more than ten (10) years from the date of granting such option.

         The 1996 Plan also provides for the acceleration of the vesting of unvested options upon a "Change in Control" of the Company. A Change in Control is defined in the 1996 Plan to include (i) a sale or transfer of substantially all of the Company's assets; (ii) the dissolution or liquidation of the Company; (iii) a merger or consolidation to which the Company is a party and after which the prior shareholders of the Company hold less than 50% of the combined voting power of the surviving corporation's outstanding securities; (iv) the incumbent directors cease to constitute at least a majority of the Board of Directors; or (v) a change in control of the Company which would otherwise be reportable under Section 13 or 15(d) of the Exchange Act.

         The exercise price per share of stock purchasable under any incentive stock option granted pursuant to the 1996 Plan is determined by the Stock Option Plan Committee, but may not be less than 100% of the fair market value of the stock on the date of the grant of such option. The option price for non-qualified stock options granted under the 1996 Plan are also determined by the Stock Option Plan Committee, but may not be less than 85% of the fair market value of the Common Stock on the date of the grant of such option.

         No option granted under the 1996 Plan is transferable by an optionee, other than by will or the laws of descent or distribution. With few exceptions, during the lifetime of an optionee, the option shall be exercisable only by such optionee.

         The foregoing is a brief summary of the provisions of the 1996 Plan and does not purport to be a complete statement of its respective terms and conditions.

1999 STOCK OPTION PLAN

         On August 31, 1999, the Company's Board of Directors adopted the 1999 Stock Option Plan (the "1999 Plan" and together with the 1996 plan, the "Plans") which provides for the reservation of 2,000,000 shares of Common Stock for issuance pursuant to the exercise of options granted under the 1999 Plan. The 1999 Plan was not approved by the Company's shareholders and accordingly, does not permit the granting of incentive stock options (as defined under Section 422 of the Code). The 1999 Plan is otherwise substantially similar to the 1996 Plan, a description of which appears above. As of the date of this Proxy Statement, options to purchase 885,548 shares have been issued under the 1999 Plan.

DIRECTOR COMPENSATION

         Members of the Board of Directors receive no cash compensation for serving on the Board of Directors. Pursuant to the Plans, upon appointment, each non-employee director is entitled to receive options to purchase up to 50,000 shares of Common Stock which vest 20% annually over five years. Five years after the initial grant of an option to a non-employee director, and every fifth year thereafter, non-employee directors who remain on the Board of Directors are automatically granted additional options to purchase 50,000 shares of Common Stock which shall vest 20% on May 1 of each year over a period of five years. All options granted to non-employee directors have an exercise price equal to 100% of the fair market value of a share of the Company's Common Stock.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, as of September 6, 1999, information with respect to the beneficial ownership of the Company's Common Stock of all persons which the Company, pursuant to filings with the SEC, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock. Also set forth in the table is the beneficial ownership of all shares of the Company's Common Stock, as of such date, of all officers and directors of the Company, individually and as a group.

                                                                 AMOUNT AND NATURE
NAME AND ADDRESS OF                                                OF BENEFICIAL                     PERCENTAGE
BENEFICIAL OWNER                                                   OWNERSHIP (1)                      OF CLASS
----------------                                                   -------------                      --------

Barry M. Wendt
1285 Corporate Center Drive, Suite No. 175
Eagan, MN 55121                                                    1,357,520(2)                         15.6%

Gary E. Wendt
4620 S. Valley View Blvd., Suite A
Las Vegas, NV 89103                                                  491,480(3)                          5.7%

Benedict A. Wittig
1285 Corporate Center Drive, Suite No. 175
Eagan, MN 55121                                                    1,334,190(4)                         15.3%

Dr. Lonnie L. Hammargren
4318 Ridgecrest Drive
Las Vegas, NV 89121                                                    9,000(5)                             *




Jeffrey R. Brown
Northwood Ridge                                                           --(6)                            --
Bloomington, MN 55437

Ronald A. Burgmeier
4620 S. Valley View Blvd., Suite A
Las Vegas, NV 89103                                                   54,010(7)                             *


Richard T. Fiskum                                                     1,237,500                         14.4%

All Directors and Officers
or a group (7 persons)                                                3,246,200                         36.6%
                                                                   -------------                      --------

*Less than 1%.
(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934 and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 8,599,751 shares of Common Stock outstanding as of September 6, 1999.
(2) Includes 119,720 shares issuable upon exercise of options. Does not include 196,200 shares issuable upon exercise of options which are subject to vesting. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         - OPTIONS GRANTED TO OFFICERS AND DIRECTORS."
(3) Includes 86,480 shares issuable upon exercise of options. Does not include 90,900 shares issuable upon exercise of options subject to vesting. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS - OPTIONS GRANTED TO OFFICERS AND DIRECTORS."
(4) Includes 96,690 issuable upon exercise of options. Does not include 81,000 shares issuable upon exercise of options which are subject to vesting. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS - OPTIONS GRANTED TO OFFICERS AND DIRECTORS."
(5) Consists of shares issuable upon exercise of options. Does not include 86,000 shares issuable upon exercise of options which are subject to vesting. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -
         OPTIONS GRANTED TO OFFICERS AND DIRECTORS."


(6) Does not include 50,000 shares issuable upon exercise of options which are subject to vesting. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -OPTIONS GRANTED TO OFFICERS AND DIRECTORS."
(7) Does not include 20,000 shares issuable upon exercise of options which vest in equal annual installments during the three year period commencing April 16, 2000.

MATERIAL ESCROW ARRANGEMENTS

         In connection with the Company's initial public offering, on February 7, 1997, Richard T. Fiskum entered into an escrow agreement with the Commissioner of Securities of the State of Minnesota (the "Escrow Agreement") pursuant to which Mr. Fiskum placed 618,750 (1,237,000 post-split) shares of Common Stock into escrow (the "Escrow Shares"). The Escrow Shares shall be held in escrow for the lesser of (i) three (3) years from the date of the Escrow Agreement; or (ii) until the Company demonstrates annual net earnings after taxes and excluding extraordinary items for two (2) consecutive years after the initial public offering, of at least five percent (5%) on an amount determined by multiplying the total number of outstanding shares of the Company by the average price per share paid by the public investors. The Commissioner has the authority to terminate the escrow at an earlier date. As a condition to their release from escrow, Mr. Fiskum must demonstrate that none of the Escrow Shares have been sold or transferred. In the event of any transfer of the Escrow Shares by Mr. Fiskum, the transferee must agree to place such shares into escrow subject to the terms of the Escrow Agreement.

         Concurrent with the execution of the Escrow Agreement, Mr. Fiskum, Barry M. Wendt, Gary E. Wendt and Benedict A. Wittig entered into an agreement (the "Agreement") regarding all shares of Company Common Stock owned beneficially by such shareholders. Until the termination of the Escrow Agreement, the Agreement prohibits such shareholders from selling, pledging, hypothecating or otherwise transferring any shares beneficially owned by such person or granting, or agreeing to sell or grant, options, rights or warrants with respect to such shares without the prior written consent of all of the other parties to the Agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

EMPLOYMENT ARRANGEMENTS

         The Company has employment agreements with each of Barry Wendt, Benedict Wittig, Gary Wendt. See "EXECUTIVE COMPENSATION - EMPLOYMENT AGREEMENTS".

OPTIONS GRANTED TO OFFICERS AND DIRECTORS

         During April 1997, the Company hired Ronald A. Burgmeier to serve as Vice President of Finance and granted him a nonqualified stock option to purchase 40,000 shares of Common Stock

         In October 1997, the Company granted nonqualified stock options to purchase 45,833 shares of Common Stock at an exercise price of $10.75 per share to each of Lars T. Carlson and Thomas J. Schrade, upon their appointment as non-employee directors of the Company. Messrs. Carlson and Schrade resigned their positions as directors in November of 1998.

         In November 1998, the Company granted nonqualified stock options to purchase 45,000 shares of Common Stock at an exercise price of $3.75 per share to each of Lonnie L. Hammargren and Byron G. Ellingson, upon their appointment as non-employee directors of the Company. Mr. Ellingson resigned his position as director of the Company in April 1999.

         During September 1999, the Company granted nonqualified stock options under the Plans to its directors and executive officers as described below.

         The Company granted nonqualified options under the 1996 Plan to purchase 97,920, 76,380, 87,690 and 38,010 shares of Common Stock to Barry M. Wendt, Gary E. Wendt, Benedict A. Wittig and Ronald A. Burgmeier, respectively. These options were issued at an excess price of $.875 per share, the last sales price of the Company's Common stock as reported on the OTC Electronic Bulletin Board on the date of grant and vested in full upon issuance.

         The Company granted nonqualified options under the 1999 Plan to purchase 121,000, 97,000, 101,000 and 90,000 shares of Common Stock to Barry
M. Wendt, Gary E. Wendt, Benedict A. Wittig and Ronald A. Burgmeier, respectively. These options were granted at an exercise price of $.9026 per share, the last sales price of the Company's Common Stock as reported on the OTC Electronic Bulletin Board on the date of grant. Options to purchase 10% of these shares vested upon issuance with the remainder vesting in semi-annual installments over the three (3) year period commencing on the date of grant.

         The Company granted nonqualified stock options under the 1999 Plan to purchase 50,000 shares of Common Stock to Mr. Brown upon his appointment as a non-employee director of the Company. In connection therewith, the Company granted nonqualified stock options to purchase 50,000 shares of Common Stock to Dr. Hammargren. These options were issued at an exercise price of $.969 per share, the closing bid price of the Company's Common Stock as reported on the OTC Electronic Bulletin Board on the date of grant. These options vest in five (5) equal annual installments commencing one year after the date of grant.

SEVERANCE AGREEMENT WITH FORMER EXECUTIVE OFFICER

         During October 1997, the Company terminated its Chief Operating Officer, Timothy N. Tracey. Upon such termination, the Company entered into a release and severance agreement pursuant to which it paid Mr. Tracey $214,840 in 1998.

SEVERANCE AGREEMENT WITH MR. FISKUM

         Effective April 21, 1999, Mr. Fiskum resigned his positions as a director and executive officer of the Company. In connection with his resignation, the Company and Mr. Fiskum entered into a two year consulting agreement pursuant to which Mr. Fiskum provides certain consulting services to the Company in consideration of monthly compensation of $2,000 and continuation of medical benefits. The agreement includes a mutual release, confidentiality agreement and a restrictive covenant prohibiting Mr. Fiskum from competing directly or indirectly with the Company, soliciting any current or proposed customer of the Company or hiring or soliciting any employee of the Company for a period of two years.

TRANSACTIONS WITH INDUSTRIAL RESEARCH DEVELOPMENT, INC.

         During the fiscal years ended December 31, 1997 and 1998, the Company purchased certain optic components from Industrial Research Development, Inc. ("IRD") totaling $35,555 and $252,077, respectively. Prior to January 1997, Mr. Fiskum was the sole shareholder of IRD. Although he divested himself of his ownership interest in IRD prior to the Company's initial public offering in February 1997, the agreement of sale provided for a deferred payment contingent upon IRD generating a certain level of revenues during 1997 and 1998 and Mr. Fiskum remaining a director of IRD until on or about August 12, 1998. The Company understands that the revenues of IRD during 1997 and 1998 (excluding revenues from the sale of products to the Company) exceeded the minimum requirement.

                           VOTE REQUIRED FOR APPROVAL

         A plurality of the votes cast by the shares of Common Stock present in person or by proxy is required to elect a nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS.

                                   PROPOSAL 2

             AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
          INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS
            AUTHORIZED TO ISSUE FROM 20,000,000 TO 50,000,000 SHARES

         The Company's Board of Directors has adopted and determined to submit to the shareholders of the Company a resolution to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 20,000,000 to 50,000,000 shares. A true and correct copy of the proposed amendment (the "Amendment") is attached hereto as Exhibit "A." The statements made in this Proxy Statement regarding the Amendment should be read in conjunction with and are qualified in their entirety by reference to Exhibit "A."

OUTSTANDING AND RESERVED SHARES

         The Company is currently authorized to issue 20,000,000 shares of Common Stock., $.01 par value per share, of which 8,599,751 were outstanding on the Record Date. In addition, the Company has reserved 750,000 for issuance upon the exercise of options issued under the 1996 Plan, 2,000,000 shares for issuance under the 1999 Plan and has issued warrants and options to purchase an additional 760,500 shares of Common Stock. In addition, based on the current trading price of the Company's Common Stock, the Company may be obligated to issue up to approximately 2,000,000 or more shares of Common Stock upon the conversion of approximately $1,500,000 principal amount of the Company's outstanding Subordinated Convertible Debentures and approximately 1,800,000 or more shares of Common Stock upon conversion of 13,125 outstanding shares of its Series A Cumulative Convertible Preferred Stock. The agreement under which the preferred shares were issued requires the Company to reserve twice as many shares of Common Stock (currently 3,600,000) as are issuable upon the conversion of such preferred shares. Accordingly, at this time the Company has issued or has reserved for issuance approximately
17.9 million shares of Common Stock. For the reasons more fully explained below, your Board of Directors believes it is in the best interests of the Company to increase the number of shares of Common Stock the Company is authorized to issue for the principal reason of providing the Company with greater flexibility in financing the continued operations of the Company.

REASONS FOR PROPOSAL

         The Company is a development stage company involved in developing biometric technology and applications. As set forth in the Company's filings with the SEC, the Company is currently in need of substantial additional capital to fund the continuing operation of its business in order to commercialize its technology and products. Your Board of Directors believes that the Company should have sufficient authorized but unissued shares for issuance in connection with raising additional capital, completing acquisitions, implementing additional employee benefit plans and effectuating other proper business purposes. In order to meet the continuing financial needs of the Company and complete certain business transactions, the Company will need to issue additional shares of Common Stock which, when coupled with the Company's existing obligations, will likely exceed the number of shares the Company is currently authorized to issue. In many of these situations, the Company may be required to act quickly, such that obtaining timely shareholder approval to authorize the issuance of such additional shares would not be possible.

         As previously announced, the Company has also executed a letter of intent to acquire Aultimate Technology Marketing, Inc. The successful completion of this acquisition will require the issuance of additional shares of Common Stock.

         Your Board of Directors believes that it is important to have the flexibility to act promptly and in the best interests of the shareholders.

         The additional shares of Common Stock authorized by the Amendment would be available for issuance without further action by the Company's shareholders, unless such action is required by applicable law or rules of Nasdaq or any stock exchange a which the Company's Common Stock may be listed. As of the date of this Proxy Statement, the Company's Common Stock is not listed on Nasdaq or any stock exchange.

POTENTIAL ANTI-TAKEOVER EFFECT

         Although neither the Board of Directors nor the management of the Company views this proposal as an anti-takeover measure, the Company could use authorized but unissued Common Stock to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, the Company could privately place shares of the Common Stock with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal the Bylaws or certain provisions of the Articles of Incorporation would receive the requisite vote. Notwithstanding the potential anti-takeover effect of the authorization of additional shares of Common Stock, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shared of Common Stock to further general corporate purposes as described above.

                           VOTE REQUIRED FOR APPROVAL

         Under applicable Minnesota law and the Articles of Incorporation, approval of the Amendment requires the affirmative vote of at least a majority of the outstanding shares of Common Stock voting together as a single class. An abstention or failure to vote on this proposal is not an affirmative vote and will, therefore, have the same effect as a negative vote on this proposal at the Meeting.

 YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE
                        COMPANY IS AUTHORIZED TO ISSUE.

                                   PROPOSAL 3

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                   TO CHANGE THE COMPANY'S NAME TO IDME, INC.

         The Company's Board of Directors has adopted and determined to submit to the shareholders of the Company a resolution to amend the Company's Articles of Incorporation to change the Company's name from "SAC Technologies, Inc." to "IDME, Inc." A true and correct copy of their proposed amendment is attached hereto as Exhibit "B." This amendment should be read in conjunction with and/or qualified in their entirety by reference to Exhibit "B."

REASONS FOR PROPOSAL

         Your Board of Directors believes that the Company has been a pioneer in the development of biometric identification technologies and that the Company's current name does not sufficiently identify the Company's business. Your Board of Directors believes that changing the Company's name to "IDME, Inc.," will create a natural association between the Company, its products and market applications as well as an immediate association between the Company and its principal fingerprint identification product, IDME(TM).

                           VOTE REQUIRED FOR APPROVAL

         Under applicable Minnesota law and the Articles of Incorporation, approval of this amendment requires the affirmative vote of at least a majority of the outstanding shares of Common Stock voting together as a single class. An abstention or failure to vote on this proposal is not an affirmative vote and will, therefore, have the same effect as a negative vote on this proposal at the Meeting.

             YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO CHANGE THE COMPANY'S NAME TO IDME, INC.

                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed Divine, Scherzer & Brody, Ltd. to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. A representative of Divine, Scherzer & Brody, Ltd. is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

         In the event that the Company's shareholders fail to ratify the appointment of Divine, Scherzer & Brody, Ltd., the Board of Directors will consider another independent accounting firm, although it is under no obligation to do so. It is understood that even if the selection is ratified, the Board of Directors may, in its discretion, direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Meeting is required for the ratification of Divine, Scherzer & Brody, Ltd to serve as the Company's independent auditors for the fiscal year ending December 31, 1999.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF DIVINE, SCHERZER & BRODY, LTD. AS INDEPENDENT AUDITORS.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

         The Company intends to hold its 2000 Annual Meeting of Shares on or about August 25, 2000 and to mail proxy statements relating to such meeting on or about July 10, 2000. Proposals of Shareholders relating to the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than March 11, 2000 and must otherwise be in compliance with all applicable laws to regulations to be included in the proxy statement relating to that meeting. Such proposals should be directed to the attention of the Secretary of the Company at its principal executive offices.

         The Company knows of no other business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Benedict A. Wittig
                                             --------------------------

                                             Benedict A. Wittig, Secretary
October 1, 1999

                                   EXHIBIT "A"

                          FORM OF ARTICLES OF AMENDMENT
                                     TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                             SAC TECHNOLOGIES, INC.


                  The undersigned, desiring to amend the Amended and Restated Articles of Incorporation of SAC Technologies, Inc., a Minnesota corporation, pursuant to Minnesota Statutes Chapter 302A, DOES HEREBY CERTIFY:

                  FIRST:   The name of the Corporation is SAC Technologies, Inc.

                  SECOND: The following amendment to the Amended and Restated Articles of Incorporation of SAC Technologies, Inc. was adopted:

                           RESOLVED, that the first sentence of Article 5 of the Amended and Restated Articles of Incorporation of the Corporation, as amended to date, be restated in its entirety to read: "The Corporation is authorized to issue an aggregate total of fifty million (50,000,000) Shares of voting Common Stock having a par value of $0.01 per Share."


                  THIRD: That the aforesaid amendment has been approved in accordance with the Minnesota Statutes Chapter 302A.

                  FOURTH: That this amendment shall become effective upon the filing of these Articles of Amendment with the Secretary of State of the State of Minnesota.

                  I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

                                                  SAC TECHNOLOGIES, INC.

                                                  By:
                                                      --------------------------
                                                         Barry M. Wendt
                                                         Chief Executive Officer

                                   EXHIBIT "B"

                          FORM OF ARTICLES OF AMENDMENT
                                     TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                             SAC TECHNOLOGIES, INC.


                  The undersigned, desiring to amend the Amended and Restated Articles of Incorporation of SAC Technologies, Inc., a Minnesota corporation, pursuant to Minnesota Statutes Chapter 302A, DOES HEREBY CERTIFY:

                  FIRST:   The name of the Corporation is SAC Technologies, Inc.

                  SECOND: The following amendment to the Amended and Restated Articles of Incorporation of SAC Technologies, Inc. was adopted:

                           RESOLVED, that Article I of the Amended and Restated Articles of Incorporation of the Corporation, as amended to date, be restated in its entirety to read:
                           "The name of the Corporation shall be: IDME, Inc."

                  THIRD: That the aforesaid amendment has been approved in accordance with the Minnesota Statutes Chapter 302A.

                  FOURTH: That this amendment shall become effective upon the filing of these Articles of Amendment with the Secretary of State of the State of Minnesota.

                  I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

                                   SAC TECHNOLOGIES, INC.

                                   By:
                                       -----------------------------
                                         Barry M. Wendt
                                         Chief Executive Officer

PRELIMINARY COPY


                             SAC TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Barry M. Wendt, with power to appoint a substitute and hereby authorizes him to represent and to vote all shares of Common Stock of SAC Technologies, Inc. held of record by the undersigned on September 6, 1999 at the Annual Meeting of Shareholders of SAC Technologies, Inc. to be held on October 15, 1999 and at any adjournment(s) or postponement(s) thereof, and to vote as directed on the reverse side of this form and in their discretion upon such other matters not specified as may come before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                SEE REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS, FOR THE AMENDMENT OF THE ARTICLES OF
INCORPORATION AND FOR THE RATIFICATION OF DIVINE, SCHERZER & BRODY, LTD. AS INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.

--------------------------------------------------------------------------------------------

1.          Proposal 1

            Election of Directors                                                  FOR         WITHHELD
            Nominees:  Barry M. Wendt, Dr. Lonnie L. Hammargren, Gary              / /            / /
            E. Wendt, Benedict A. Wittig, Jeffrey R. Brown


            For, except vote withheld for the following nominee(s):

            ---------------------------------------------
            ---------------------------------------------
            ---------------------------------------------
            ---------------------------------------------

2.          Proposal 2

            Approval of amendment of SAC Technologies, Inc. Amended                FOR         AGAINST              ABSTAIN
            and Restated Articles of Incorporation to increase the                 / /           / /                  / /
            number of authorized shares of common stock to 50,000,000


3.          Proposal 3

            Approval of Amendment of SAC Technologies, Inc. Amended                FOR         AGAINST              ABSTAIN
            and Restated Articles of Incorporation to change the name
            of the Corporation to "IDME, Inc."                                     / /           /  /                 /  /


4.          Proposal 4

            Ratification of the appointment of Divine, Scherzer &                  FOR         AGAINST              ABSTAIN
            Brody, Ltd. to serve as the auditors for the Company for               / /          / /                  / /
            the fiscal year ending December 31, 1999.

Check appropriate box Indicate changes below:

Address Change / /    Name Change / /

The undersigned hereby acknowledges receipt of Annual Meeting and Proxy
Statement.

        PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

        NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

        SIGNATURE(S)
                    -----------------------------------------------------
                                                                          ,1999
        -----------------------------------------------------------------
        DATE


                                        3